LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED MAY 12, 2014

TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF

LEGG MASON BATTERYMARCH EMERGING MARKETS TRUST,

EACH DATED MAY 1, 2014

The following announces changes to the name of the fund’s subadviser, the name of the fund and the fund’s portfolio managers. It also revises the fund’s disclosure to incorporate new aspects of the subadviser’s investment process.

Effective June 30, 2014, the following supplements, and to the extent inconsistent therewith supersedes, the information contained in the fund’s Summary Prospectus and Prospectus:

The name of the fund will change from Legg Mason Batterymarch Emerging Markets Trust to QS Batterymarch Emerging Markets Fund.

The name of the fund’s subadviser will change from Batterymarch Financial Management, Inc. to QS Batterymarch Financial Management, Inc.

Effective June 16, 2014, the following information amends and/or supplements, as applicable, those sections of the fund’s Summary Prospectus and Prospectus listed below.

The fourth paragraph of the section of the Summary Prospectus and Prospectus titled “Principal investment strategies” is supplemented with the following text:

The fund may also use futures contracts as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

The fifth paragraph of the section of the Summary Prospectus and Prospectus titled “Principal investment strategies” is replaced with the following text:

The subadviser’s emerging markets investment strategy is an active, long-only global equity investment strategy that seeks to take advantage of macro and behavioral inefficiencies in global emerging markets by developing a diversified exposure to distinct investment opportunities. The investment process is quantitative and seeks to enhance returns through top-down asset allocation rather than stock selection.

The section of the Summary Prospectus and Prospectus titled “Management – Portfolio manager” is replaced with the following text:

Portfolio managers: Russell Shtern, CFA, and Robert Wang have been the fund’s Portfolio Managers since June 16, 2014.

The section of the Prospectus titled “More on the fund’s investment strategies, investments and risks – Selection process” is replaced with the following text:

The subadviser’s emerging markets investment strategy follows a systematic process which endeavors to identify key investment themes in the market through geography and sector analysis. In choosing securities, the subadviser develops a diversified exposure to various geographies and sectors and implements portfolio weights while considering implementation costs. The investment themes are re-identified annually based on current or anticipated market conditions and the fund’s portfolio is rebalanced to suggested geography and sector weights quarterly.

The section of the Prospectus titled “More on fund management – Portfolio managers” is replaced with the following text:

Portfolio managers

At Batterymarch, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. Members of the investment team may change from time to time.

Russell Shtern, CFA and Robert Wang both have leadership responsibility for the day-to-day management of the fund and each is responsible for the strategic oversight of the fund’s investments. The portfolio managers focus on portfolio implementation and are primarily responsible for ensuring that the fund complies with its investment objective, guidelines and restrictions.

Russell Shtern, CFA, has been associated with Batterymarch since 2014 and has 16 years of investment experience. He has been the head of equity portfolio management and trading at QS Investors since 2010. Mr. Shtern was formerly portfolio manager for Diversification Based Investing Equity and Tax Managed Equity for Deutsche Asset Management’s Quantitative Strategies Group, from 2003 to 2010. Prior to this he spent three years at Deutsche Bank Securities supporting equity derivatives and global program trading desks. He has a BBA from Pace University.

Robert Wang has been associated with Batterymarch since 2014 and has 34 years of investment experience. He has been the head of portfolio management and trading at QS Investors since 2010. Mr. Wang was formerly head of Quantitative Strategies Portfolio Management for Deutsche Asset Management’s Quantitative Strategies Group and senior fixed income portfolio manager from 1995 to 2010. Prior to joining Deutsche Asset Management, he spent 13 years at J.P. Morgan and Co. trading fixed income, derivatives and foreign exchange products. Mr. Wang has a BS from The Wharton School of the University of Pennsylvania.

The SAI provides information about the compensation of each portfolio manager, other accounts managed by each portfolio manager and any fund shares held by each portfolio manager.

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The effectiveness of the changes described in this supplement are contingent upon the closing of the acquisition of QS Investors by Legg Mason, Inc.

Please retain this supplement for future reference.

BATX016387

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